UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL		60015
(Address of principal executive offices)		(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2014, Surgical Care Affiliates, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders, at which the Company’s stockholders approved the Surgical Care Affiliates Teammate Stock Purchase Plan (the “Plan”). Pursuant to the Plan, the Company is authorized to sell up to an aggregate of 500,000 shares of its common stock to its employees, including executive officers, at the purchase prices set forth in the Plan, subject to the limitations set forth in the Plan. The Plan provides employees of the Company with an opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

A more detailed description of the Plan is set forth on pages 42-44 of the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 25, 2014. That description and the above summary are not complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Class I Directors. The stockholders elected each of the director nominees to serve as Class I directors until the Company’s 2017 annual meeting of stockholders and until their successors have been elected and qualified. The three nominees were current Class I directors of the Company who were re-elected. The voting for each of the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Todd B. Sisitsky	31,909,466	2,476,182	514,395	312,659

Sharad Mansukani, M.D.	28,763,289	5,621,659	515,095	312,659

Jeffrey K. Rhodes	31,909,550	2,475,098	515,395	312,659

Proposal 2 – Approval of the Teammate Stock Purchase Plan. The stockholders approved the Surgical Care Affiliates Teammate Stock Purchase Plan. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

34,564,552	32,176	303,315	312,659

Proposal 3 – Ratification of Appointment of Independent Registered Public Accountants. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the year ending December 31, 2014. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions

35,201,191	10,423	1,088

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Surgical Care Affiliates Teammate Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Surgical Care Affiliates, Inc.

Dated: June 6, 2014	/s/ Peter J. Clemens IV
Name: Peter J. Clemens IV Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Surgical Care Affiliates Teammate Stock Purchase Plan

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